UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 27, 2022

RELIANCE GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

001-40020	46-3390293
(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105

Lakewood, NJ 08701

(Address of principal executive offices and zip code)

(732) 380-4600

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Stock Market (The Nasdaq Capital Market)

Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, Reliance Global Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders re-elected Ezra Beyman, Alex Blumenfrucht, Scott Korman, Ben Fruchtzweig and Sheldon Brickman as directors, each to serve until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 27, 2022, at the Annual Meeting, the Company’s stockholders voted on the following four (4) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, 3 and 4 as set forth in the Definitive Proxy Statement are as follows:

The voting results at the Annual Meeting for each proposal were as follows:

Proposal No. 1 — Election of Directors

The following five (5) individuals were re-elected as directors, each to serve a until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

	For	Withheld	Broker Non-Votes
Ezra Beyman	6,373,371	103,692	4,072,958
Alex Blumenfrucht	6,338,560	138,503	4,072,958
Scott Korman	6,382,207	94,856	4,072,958
Ben Fruchtzweig	6,378,501	98,562	4,072,958
Sheldon Brickman	6,104,805	372,258	4,072,958

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm (Mazars USA LLP)

The stockholders ratified and approved the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for the year ending on December 31, 2022

For	Against	Abstain	Broker Non-Votes
9,719,922	80,384	749,715	0

Proposal No. 3 — Advisory Approval of Executive Compensation

The stockholders approved the advisory approval of executive compensation.

For	Against	Abstain	Broker Non-Votes
6,216,922	225,725	34,416	4,072,958

Proposal No. 4 — Recommendation Frequency of Holding an Advisory Vote on Executive Compensation

The stockholders approved a three-year frequency for holding an advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
761,428	41,502	5,657,993	16,140	4,072,958

As reported above, in a non-binding advisory vote on the frequency of future say on pay votes held at the Annual Meeting, 761,428 shares voted for one year, 41,502 shares voted for two years, 5,657,993 shares voted for three years, 16,140 shares abstained and there were 4,072,958 broker non-votes. The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the proxy statement for the Annual Meeting, that the Company has adopted a three-year frequency for holding this advisory vote until the next required vote on frequency.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2022	RELIANCE GLOBAL GROUP, INC.

	By:	/s/ Ezra Beyman
	Name:	Ezra Beyman
	Title:	Chief Executive Officer

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